UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 2, 2023
NorthWestern Energy Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware				93-2020320
(State or other jurisdiction of incorporation or organization)			(Commission File Number)	(I.R.S. Employer Identification No.)
3010 W. 69th Street	Sioux Falls	South Dakota		57108
(Address of principal executive offices)				(Zip Code)
Registrant’s telephone number, including area code: 605-978-2900
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	NWE	Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Explanatory Note
NorthWestern Corporation d/b/a NorthWestern Energy (Nasdaq: NWE) (“Old NWE”) previously disclosed that its board of directors had authorized management to evaluate and pursue a holding company reorganization. On October 2, 2023, Old NWE created a new public holding company, NorthWestern Energy Group, Inc., a Delaware corporation (“New NWE”), by implementing a holding company reorganization (the “Merger”). Following the Merger, New NWE became the successor issuer to Old NWE pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
In the early part of 2024, New NWE and Old NWE intend to complete the second and final phase of the holding company reorganization, when Old NWE proposes to contribute the assets and liabilities of its South Dakota and Nebraska regulated utilities to its direct subsidiary, NorthWestern Energy Public Service Corporation (“NPS”), and then distribute its equity interest in NPS and certain other subsidiaries to New NWE, resulting in Old NWE owning and operating only the Montana regulated utility and NPS owning and operating the Nebraska and South Dakota utilities, each as direct subsidiary of New NWE.
This Current Report on Form 8-K (the “Form 8-K”) is being filed for the purpose of establishing New NWE as the successor issuer pursuant to Rule 12g-3(a) under the Exchange Act and to disclose certain related matters. Pursuant to Rule 12g-3(a) under the Exchange Act, shares of New NWE common stock, par value $0.01 per share (the “New NWE Common Stock”), as the common stock of the successor issuer, are deemed registered under Section 12(b) of the Exchange Act.
Item 1.01 Entry into a Material Definitive Agreement.
On October 2, 2023, Old NWE implemented the Merger pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of October 2, 2023, by and among Old NWE, New NWE and NorthWestern Energy Merger Company, a Delaware corporation (“Merger Sub”), which resulted in New NWE owning all of the outstanding capital stock of Old NWE. Pursuant to the Merger, Merger Sub, a direct, wholly-owned subsidiary of New NWE and an indirect, wholly-owned subsidiary of Old NWE, merged with and into Old NWE, with Old NWE surviving as a direct, wholly-owned subsidiary of New NWE. Each share of Old NWE stock issued and outstanding immediately prior to the Merger automatically converted into an equivalent corresponding share of New NWE stock, having the same designations, rights, powers and preferences and the qualifications, limitations and restrictions as the corresponding share of Old NWE stock being converted. Accordingly, upon consummation of the Merger, Old NWE’s stockholders immediately prior to the consummation of the Merger became stockholders of New NWE. The stockholders of Old NWE will not recognize gain or loss for U.S. federal income tax purposes upon the conversion of their shares in the Merger.
The Merger was conducted pursuant to Section 251(g) of the General Corporation Law of the State of Delaware (the “DGCL”), which provides for the formation of a holding company without a vote of the stockholders of the constituent corporation. The conversion of stock occurred automatically without an exchange of stock certificates. After the Merger, stock certificates that previously represented shares of Old NWE stock now represent the same number of shares of New NWE stock. Following the consummation of the Merger, shares of New NWE Common Stock continue to trade on the Nasdaq Stock Market LLC (the “Nasdaq”) on an uninterrupted basis, with the trading symbol and CUSIP number unchanged from the trading symbol and CUSIP number of Old NWE. Immediately after consummation of the Merger, New NWE has, on a consolidated basis, the same assets, businesses and operations as Old NWE had immediately prior to the consummation of the Merger.
As a result of the Merger, New NWE became the successor issuer to Old NWE pursuant to 12g-3(a) of the Exchange Act and as a result the New NWE Common Stock is deemed registered under Section 12(b) of the Exchange Act.
The foregoing descriptions of the Merger and the Merger Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2(a) and which is incorporated by reference herein.

Item 3.03 Material Modification of Rights of Securityholders.
Upon consummation of the Merger, each share of Old NWE stock issued and outstanding immediately prior to the Merger automatically converted into an equivalent corresponding share of New NWE stock, having the same designations, rights, powers and preferences and the qualifications, limitations and restrictions as the corresponding share of Old NWE stock that was converted.
The information set forth in Item 1.01 and Item 5.03 of this Form 8-K is hereby incorporated by reference in this Item 3.03 of this Form 8-K.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The directors of New NWE are the same as the directors of Old NWE upon consummation of the Merger, as of October 2, 2023.
Directors

Name	Age	AC	HRC	NGC	SETOC
Brian Bird	61
Anthony Clark	51		X	X
Dana Dykhouse	66
Sherina Edwards	40		X	X
Jan Horsfall	63	X			C
Britt Ide	52		X	X
Kent Larson	64	X			X
Linda Sullivan	59	C			X
Mahvash Yazdi	72		C		X
Jeffrey Yingling	63	X		C
__________________
AC            Audit Committee
HRC         Human Resources Committee
NGC         Nominating and Governance Committee
SETOC     Safety, Environmental, Technology and Operations Committee
C              Committee Chairperson
Biographical information about New NWE’s directors is included in Old NWE’s Schedule 14A for the 2023 Annual Meeting of Stockholders under “Corporate Governance—Individual Directors” beginning on page 56 of the Schedule 14A and is incorporated by reference herein.
The board of directors of New NWE has determined that each of Anthony Clark, Dana Dykhouse, Sherina Edwards, Jan Horsfall, Britt Ide, Kent Larson, Linda Sullivan, Mahvash Yazdi and Jeffrey Yingling is “independent” within the meaning of the listing rules of the Nasdaq.
The executive officers of New NWE are the same as the executive officers of Old NWE upon consummation of the Merger, as of October 2, 2023.

Executive Officers

Name	Age	Position
Brian Bird	61	President and Chief Executive Officer of NorthWestern Energy Group, Inc. and NorthWestern Corporation
Crystal Lail	45	Vice President and Chief Financial Officer of NorthWestern Energy Group, Inc. and NorthWestern Corporation
Shannon Heim	51	General Counsel and Vice President – Federal Government Affairs of NorthWestern Energy Group, Inc. and NorthWestern Corporation
Michael Cashell	60	Vice President – Transmission of NorthWestern Corporation
John Hines	65	Vice President – Supply and Montana Government Affairs of NorthWestern Corporation
Cyndee Fang	54	Vice President – Regulatory of NorthWestern Corporation
Bleau LaFave	52	Vice President – Asset Management and Business Development of NorthWestern Corporation
Jason Merkel	56	Vice President – Distribution of NorthWestern Corporation
Bobbi Schroeppel	54	Vice President – Customer Care, Communications and Human Resources of NorthWestern Corporation
Jeanne Vold	57	Vice President – Technology of NorthWestern Corporation
Biographical information about New NWE’s executive officers is included in Old NWE’s Form 10-K for the fiscal year ended December 31, 2022, under “Item 1—Information about our Executive Officers” on page 25 of the Form 10-K and is incorporated by reference herein.
In connection with the Merger, to the fullest extent permitted by applicable law, New NWE adopted and assumed sponsorship of the Old NWE Equity Plans (as defined herein), along with all of Old NWE’s rights and obligations under the Old NWE Equity Plans, and Old NWE shall have no further rights or obligations with respect to each equity award (the “Awards”) issued under the Old NWE Equity Plans or granted by Old NWE outside of the Old NWE Equity Plans pursuant to Nasdaq Listing Rule 5635(c) that was outstanding and unexercised, unvested and not yet paid or payable immediately prior to the Merger, which Awards were converted into a right to acquire or vest in a share of New NWE capital stock of the same class and with the same rights and privileges relative to New NWE that such share underlying such Award had relative to Old NWE immediately prior to the Merger on otherwise the same terms and conditions as were applicable immediately prior to the Merger. “Old NWE Equity Plans” means, collectively, the NorthWestern Energy Employee Stock Purchase Plan and the NorthWestern Corporation Amended and Restated Equity Compensation Plan, in each case, as applicable, as amended to date, and any and all subplans, appendices or addendums thereto, and any and all agreements evidencing Awards.
No change was made to the compensatory arrangements involving directors or executive officers other than New NWE’s assumption of the existing obligations of Old NWE with respect to existing employment agreements and all other existing compensatory arrangements. As such, compensatory arrangements are consistent with the information described in Old NWE’s Schedule 14A for the 2023 Annual Meeting of Stockholders.
The information set forth in Item 1.01 of this Form 8-K is hereby incorporated by reference in this Item 5.02 of this Form 8-K.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
In connection with the consummation of the Merger, New NWE’s board of directors approved the Amended and Restated Certificate of Incorporation of New NWE (the “New NWE Certificate of Incorporation”) and adopted the Amended and Restated Bylaws of New NWE (the “New NWE Bylaws”) that are each identical to those of Old NWE immediately prior to the consummation of the Merger, except for the name of the corporation, as permitted by Section 251(g) of the DGCL, and certain amendments that are permissible and/or required under Section 251(g) of the DGCL. Prior to the consummation of the Merger, Old NWE, the sole stockholder of New NWE, approved the adoption of the New NWE Certificate of Incorporation. The New NWE Certificate of Incorporation was filed with the Delaware Secretary of State effective October 2, 2023.

The foregoing descriptions of the New NWE Certificate of Incorporation and the New NWE Bylaws do not purport to be complete and are qualified in their entirety by reference to the full text of the New NWE Certificate of Incorporation and the New NWE Bylaws, which are filed as Exhibits 3(a) and 3(b) hereto, respectively, and each of which is incorporated by reference herein.
Item 8.01. Other Items.
Press Release
On September 29, 2023, New NWE issued a press release relating to the completion of the Merger. A copy of the press release is attached hereto as Exhibit 99(a) and incorporated herein by reference.
Successor Issuer
In connection with the Merger and by operation of Rule 12g-3(a) promulgated under the Exchange Act, New NWE is the successor issuer to Old NWE and has succeeded to the attributes of Old NWE as the registrant. New NWE Common Stock is deemed to be registered under Section 12(b) of the Exchange Act, and New NWE is subject to the informational requirements of the Exchange Act, and the rules and regulations promulgated thereunder. New NWE hereby reports this succession in accordance with Rule 12g-3(f) promulgated under the Exchange Act.
Description of New NWE Capital Stock
The description of New NWE’s capital stock provided in Exhibit 99(b), which is incorporated by reference herein, modifies and supersedes any prior description of New NWE’s capital stock in any registration statement or report filed with the Securities and Exchange Commission (the “Commission”) and will be available for incorporation by reference into certain of New NWE’s filings with the Commission pursuant to the Securities Act of 1933, as amended, the Exchange Act, and the rules and forms promulgated thereunder.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
2(a)	Agreement and Plan of Merger, dated October 2, 2023, by and among NorthWestern Corporation, NorthWestern Energy Group, Inc. and NorthWestern Energy Merger Company.
3(a)	Amended and Restated Certificate of Incorporation of NorthWestern Energy Group, Inc.
3(b)	Amended and Restated Bylaws of NorthWestern Energy Group, Inc.
99(a)	Press Release Issued September 29, 2023.
99(b)	Description of Capital Stock.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: October 2, 2023

NorthWestern Energy Group, Inc.

By:	/s/ Timothy P. Olson
Timothy P. Olson
Corporate Secretary